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                                                                    EXHIBIT 99.2

                                November 6, 1995


Hawaiian Airlines, Inc.
3375 Koapaka Street
Suite G-350
Honolulu, Hawaii 96819

Ladies and Gentlemen:

          Subject to the terms and conditions set forth herein, Airline Investors Partnership, a Delaware partnership ("AIP"), intends to purchase, and Hawaiian Airlines, Inc., a Hawaiian corporation (the "Company"), intends to issue and sell at the Closing referred to below 18,181,818 shares of Class A Common Stock of the Company ("Common Stock"). The Common Stock shall represent at least 51% of the voting power of the capital stock of the Company on a Fully Diluted Basis (as defined below).

          For purposes hereof, the term "Fully Diluted Basis" shall take into account (a) all Common Stock issued or to be issued pursuant to the Company's Consolidated Plan of Reorganization, as amended (estimated at 9,400,000 shares) (assuming that all shares of Class B Common Stock are converted to shares of Class A Common Stock),(b) all outstanding options to purchase Class A Common Stock (600,000 shares), (c) all outstanding warrants to purchase Common Stock (989,011 shares), as adjusted by anti-dilution formulas taking into account the issuance of the Common Stock to AIP, (d) all other stock, warrants and options to be issued in the Company's proposed restructuring, and (e) the Common Stock issued to AIP (assuming that any shares of Class B Common Stock are converted to shares of Class A Common Stock).

          1.  Timing.  The Company and AIP acknowledge that time is of the
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essence in this transaction and agree to use all reasonable efforts, subject to the terms and conditions set forth herein, to execute and deliver the Definitive Agreements (as defined below) as promptly as possible, with a view towards completing the transactions contemplated hereby at a closing (the "Closing") to occur as promptly as
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possible and, in any case, no later than January 31, 1996 (the "Closing Date").

          2.  Purchase Price.  The purchase price to be paid by AIP for the
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Common Stock shall be $20,000,000, in cash, and shall be paid to the Company on the Closing Date. The proceeds from AIP's investment contemplated hereby shall be used as the New Board (as defined below) shall determine.

          3.  Governance.  From and after the Closing Date, the Board of
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Directors of the Company shall continue to be composed of 11 members, of which 6 will be new members nominated by AIP (the "New Board"). It is the desire of AIP that the constituencies currently on the Board remain represented. Therefore, AIP is looking to the Company to make appropriate suggestions as to which current members of the Board of Directors of the Company (the "Board") should remain as directors.

          4.  Process.
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          (a) Subject to the terms and conditions hereof, AIP and the Company shall use their reasonable efforts to negotiate the terms of definitive agreements with respect to the investment contemplated hereby (the "Proposed Investment"), and the Company, with AIP, shall use their reasonable efforts to negotiate the terms of definitive agreements with the parties referred to in paragraph 5(a)(i), (ii) and (iii) below, all within 30 days from the date hereof (collectively, "Definitive Agreements").

          (b) The Company shall provide AIP with any information reasonably requested by AIP concerning the Company or any subsidiary of the Company and shall grant representatives of AIP reasonable access to any key employees of the Company or any subsidiary of the Company as promptly as practicable so that AIP can conduct the due diligence investigations required in connection with the Proposed Investment. In addition, the Company hereby authorizes AIP to contact representatives of the Lenders, AA and the Unions (each as defined below) and the Company hereby authorizes such representatives to cooperate with AIP and/or its representatives and advisors in connection with AIP's due diligence investigation. AIP will use its reasonable efforts to complete its due diligence investigations of the Company as promptly as practicable. AIP intends to complete its due diligence investigations within 30 days from the date hereof, if information reasonably requested by AIP is provided with reasonable promptness.

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          5.  Conditions.
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          (a) Conditions to Execution and Delivery of the Definitive Agreements.
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AIP's execution and delivery of the Definitive Agreements relating to the
Proposed Investment shall be subject to the following conditions, each of which shall be fulfilled to the satisfaction of AIP on or prior to the date that AIP executes and delivers such Definitive Agreements:

               (i) The Company's creditors holding its outstanding secured and unsecured indebtedness (the "Lenders") shall have consented, if required (including the waiver of change of control or other conditions or covenants contained in their loan agreements) to the consummation of the Proposed Investment and to the Definitive Agreements referred to in Clauses (ii) and
     (iii) below.

               (ii) American Airlines ("AA") shall have agreed pursuant to a Definitive Agreement, subject, if necessary, to the consummation of the Proposed Investment, to the terms of the restructuring of its current arrangements with the Company, provided that such terms are not inconsistent with the assumptions used by the Company in connection with its preparation of the projections contained in the Confidential Memorandum (as defined below) (the "Projection Assumptions") or are otherwise satisfactory to AIP and the Board.

               (iii) The International Association of Machinists and Aerospace Workers (AFL-CIO), the Air Line Pilots Association International, the Association of Flight Attendants and the Transport Workers Union (collectively, the "Unions") shall each have agreed pursuant to Definitive Agreements, subject, if necessary, to the consummation of the Proposed Investment, to modify and extend its respective collective bargaining agreements so that, as so modified and extended, such agreements are not inconsistent with the Projection Assumptions or are otherwise satisfactory to AIP.

               (iv) The preparation, execution and delivery by the Company, AIP and other required parties of Definitive Agreements containing customary representations, conditions and covenants, including, but not limited to, a Closing condition that there be no Material

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     Adverse Change (as defined below) from the date of the Definitive
     Agreements to the Closing Date.

               (v) The satisfactory completion of a business review by AIP, consisting of, among other things, confirmation of the information set forth in the Confidential Memorandum, dated September 15, 1995, Parts I and II (the "Confidential Memorandum").

               (vi) Satisfactory completion of (a) a legal due diligence review by counsel for AIP and (b) an environmental review by AIP and a consultant of AIP's choice.

               (vii) Except as disclosed in the Confidential Memorandum or in other public documents, or otherwise in writing to AIP prior to the date hereof, no material adverse change in the business, assets, properties, financial condition or prospects of the Company shall have occurred from June 30, 1995 until the date that Definitive Agreements are executed and delivered by AIP ("Material Adverse Change"), and AIP shall be satisfied that the Company will not be subject to any material adverse consequences as a result of the transactions contemplated by the Definitive Agreements resulting from any change of control provisions in any agreements of the Company, any relationships between the Company and any other person, or otherwise.

          (b) Conditions to Closing.  The Closing shall be subject to the
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following conditions, each of which shall be fulfilled to the reasonable satisfaction of AIP on or prior to the Closing Date:

               (i) The Company shall have executed a Registration Rights Agreement in favor of AIP to provide, among other things, for two demand rights to register (at the expense of the Company and with appropriate Company indemnification agreements) the Common Stock under the Securities Act of 1933, as amended, and the right to participate with the Company or any other person that is selling Common Stock pursuant to a registered offering within 10 years of the date of such agreement.

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               (ii) The Company shall have obtained waivers of all preemptive and other such rights that will or may be triggered by the transactions contemplated hereby, and the Company's existing Shareholder Rights Plan shall be amended to permit the Proposed Investment without causing adverse consequences to AIP as a result thereof.

               (iii) The Lenders, AA and the Unions shall have executed Definitive Agreements as described in paragraphs 5(a)(i)-(iii) above.

               (iv) The Company shall have obtained all shareholder approvals of the transactions contemplated hereby as may be required by any agreement, stock exchange or applicable law.

               (v) The Company shall have obtained, and/or cooperated with AIP in obtaining, all necessary governmental consents and approvals, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and Department of Transportation and all other regulatory clearances.

          6.  Conduct by the Parties.  From the date hereof until the
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Termination Date (as defined below), the Company shall not, nor shall the
Company permit any of its (or any of its subsidiary's) officers, directors, employees, advisors, representatives or agents, directly or indirectly, to, solicit, initiate or encourage the submission of any Investment Proposal (as defined below), or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or can reasonably be expected to lead to, an Investment Proposal. For purposes of this letter, "Investment Proposal" means any proposal or offer (other than an offer by AIP) for a merger, consolidation or other business combination involving the Company, or to acquire in any manner, directly or indirectly, any substantial part of the business or assets of, or any equity interest in, or any voting securities of the Company. If the Company receives any Investment Proposal, the Company will advise AIP immediately of the terms of the Investment Proposal and, if the Investment Proposal is in writing, the Company will furnish AIP a true and complete copy thereof.

          Notwithstanding the foregoing, the Board or the Negotiating Committee may, upon prior notice to AIP, furnish information to any person requesting such information with a

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view towards making an Investment Proposal and may negotiate and enter into an agreement with such person if the Board or the Negotiating Committee (a) obtains a confidentiality agreement with respect to such information, (b) reasonably believes the person has the financial resources or access to such resources to make and carry out an Investment Proposal and (c) is advised in writing by its outside counsel that it is required to provide such information in order to carry out its fiduciary duties under Hawaiian law.

          7.  Publicity.  Except as required by law, regulation or stock
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exchange requirements, neither of the parties hereto shall, without the consent of the other, make any public announcement or issue any press release with respect to the transactions contemplated by this letter of intent. In no event will either party make any public announcement or issue any press release without consulting with the other party, to the extent possible, as to the content of such public announcement or press release, and in no event will either party make any public announcement or issue any press release concerning the identity of the other party to the Proposed Investment without the prior agreement of the other party.

          8.  Termination.  This letter of intent may be terminated at any time
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by any party hereto for any reason whatsoever upon written notice to the other party. In addition, this letter of intent shall terminate automatically on December 8, 1995 (the "Termination Date"), or such other later date as the parties may agree, if the Definitive Agreements shall not have been executed by such date. Upon any such termination, any obligations under this letter of intent will terminate and no party shall have any liability whatsoever to any other party except as provided in the next sentence. Notwithstanding any termination of this letter of intent, paragraphs 7, 8, 9 and 10 shall remain in full force and effect, and no party shall be relieved of liability for any breach of any such paragraph.

          9.  Expenses.  If this letter of intent is terminated (other than a
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termination initiated by AIP prior to the Termination Date) and whether or not
Definitive Agreements are executed, the Company agrees to pay all of the Transaction Expenses (as defined below) up to a maximum of $400,000. "Transaction Expenses" shall mean the documented out-of-pocket expenses of AIP (including, without limitation, all fees and expenses of the advisors of AIP (including, without limitation, its lawyers, accountants and consultants) but excluding internal salaries and overhead), whether or not incurred prior to the date hereof, arising out of, relating to or incidental to the discussion, evaluation, negotiation and documentation of the

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transactions contemplated hereby, including, without limitation, this letter of intent, and shall mean and include, with respect to fees of professionals based on hourly rates, such fees to the extent they are based on the standard hourly rates of such professionals.

          10.  Termination Fees.  In addition to the Transaction Expenses
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payable by the Company in accordance with paragraph 9 above, (a) if this letter of intent is terminated (other than a termination initiated by AIP) prior to the Termination Date or the Definitive Agreements are not executed and delivered by the Company, then, if within one year of the date hereof, the Company consummates a transaction or series of transactions involving the issuance and sale by the Company of equity securities for aggregate consideration in excess of $10,000,000 or otherwise causes a change of control of the Company with any person other than AIP, then the Company shall pay to AIP a termination fee, in the maximum amount of $750,000, equal to 5% of the aggregate consideration received by the Company in any such transaction within the first six months of the date hereof and 2-1/2% of such consideration received within the next following six months; and (b) if this letter of intent is terminated by the Company, the Company shall pay to AIP a termination fee of $250,000.

          11.  Enforceability.  Except for this paragraph and paragraphs 7, 8,
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9, and 10, this letter is not intended to be, and does not constitute, a binding or enforceable agreement, but is merely a statement of intention to facilitate the negotiation and preparation of the Definitive Agreements.

          12.  Assignment.  AIP may assign this agreement to a limited
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partnership, corporation or other limited liability company, of which John Adams is the general partner or chief executive officer.

          13.  Rights Offering.  AIP agrees that if the Closing takes place, the
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Company shall make a rights offering at the Closing or as soon thereafter as practicable, as the New Board shall determine, to all shareholders (other than AIP) and the holders of options under the Employee Stock Option Plan, which will have such terms and conditions as the New Board shall determine, but including the following:

          (a) One Right per share of Common Stock;

          (b) Exercisable for twenty (20) days at a discount equal to at least 30% of the Market Price for the Common Stock measured

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     over an agreed upon period of time prior to the exercise date, subject to a minimum price of $1.10 per share (the same amount being paid by AIP).

As a condition of such rights offering, the holders of outstanding warrants shall agree to waive any anti-dilution protection as a result of such issuance.

          If the foregoing is in accordance with your understanding, please sign the attached copy of this letter and return it to the undersigned.

                                            Sincerely yours,

                                            AIRLINE INVESTORS PARTNERSHIP
                                            (a Delaware partnership)



                                            By: /s/ John Adams
                                                ---------------------------
                                                    John Adams, Partner



ACCEPTED AND AGREED TO:

HAWAIIAN AIRLINES, INC.



By: /s/ Bruce R. Nobles
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